UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number  811-08797
                                    811-09049

Name of Fund:  Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc.
               Merrill Lynch Master Small Cap Growth Portfolio of
               Mercury Master Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 05/31/06

Item 1 -   Report to Stockholders


Annual Report
May 31, 2006


Merrill Lynch
Small Cap Growth Fund
Of Mercury Funds, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Small Cap Growth Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ 08543-9011



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Merrill Lynch Small Cap Growth Fund


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's/Trust's Board of Directors/ Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's/Trust's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund/Trust upon the closing of the Transaction.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation - via phone, mail, online or in person - is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its benchmark and its comparable Lipper category average for the fiscal year, benefiting from successful stock selection and favorable sector allocations.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2006, Merrill Lynch Small Cap Growth Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +25.69%, +24.73%, +24.66%, +25.92% and +25.35%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Russell 2000 Growth Index, returned +18.22% and its comparable Lipper category of Small-Cap Growth Funds posted an average return of +17.73%. The Fund also outperformed the broader market as represented by the Standard & Poor's 500 Index, which had a total return of +8.64% for the 12-month period.

In general, small company stocks outperformed large company stocks during the 12-month period, continuing a trend that has been in place for several years now, driven by superior earnings growth for 24 of the past 25 quarters. For the one-year period ended May 31, 2006, the Russell 2000 Index (a key measure of small cap stock performance) returned +18.24% while the Russell 1000 Index (a key measure of large cap stock performance) returned +9.38%.

The environment for investors in U.S. equity markets was profitable but challenging during the past year, as markets declined toward the end of the 12-month period. The economy has remained resilient, with gross domestic product (GDP) growth falling below 3% only once in 12 consecutive quarters. GDP rebounded from an annualized growth rate of 1.7% in the fourth quarter of 2005 to an estimated 5.3% in the first quarter of 2006. The relatively solid economic growth has enabled job creation and strong corporate earnings growth. Merger-and-acquisition activity also has been robust during the past several months.

The Federal Reserve Board (the Fed), with new leadership in Chairman Ben Bernanke, continued to remove economic stimulus with a policy of measured interest rate increases since June 2004. This brought the short-term interest rate target from 1% at the start of the monetary tightening campaign to 5% by the end of this reporting period. However, inflation and escalating energy prices remain a concern, as the price of crude oil has reached record levels. After appreciating in 2005, the U.S. dollar reached a one-year low versus the euro in 2006. The housing market, which advanced at a white-hot pace last year, began to show some signs of weakness in more recent months.


What factors most influenced Fund performance during the fiscal year?

The Fund's outperformance of the benchmark is attributable to successful stock selection in the consumer discretionary, industrials, materials and financials sectors, reflecting strong performance by steel manufacturer Oregon Steel Mills, Inc., casino services company Scientific Games Corp., mining equipment supplier Joy Global, Inc., brokerage services company GFI Group Inc., and air compressor manufacturer Gardner Denver, Inc. The combination of successful stock selection and meaningful overweightings in the information technology, energy and telecommunication services sectors also contributed to the Fund's overall performance. Strong performers within these sectors included oil field machinery and equipment companies Grant Prideco and Dril-Quip, Inc., wireless equipment company SBA Communications Corp., broadband networking systems company Redback Networks and flat-panel chipmaker Trident Microsystems, Inc. In each case, better-than-expected financial results drove strong stock price performance as compared to other companies within the same industries.

From a sector perspective, the Fund outperformed the benchmark across all industries except consumer staples, healthcare and utilities. Stock selection within consumer staples and healthcare, along with our underweighting of utilities, hindered returns. Nevertheless, the impact was negligible as the utilities and consumer staples sectors comprise a very small percentage of the portfolio. The health care sector contributed positively overall, although the results were not as strong as anticipated. On balance, healthcare companies have faced a challenging operating environment as negative regulatory issues, fundamental disappointments, strong competition among products and revenue shortfalls have had a detrimental impact on the industry. Individual stocks that detracted from performance included pharmaceutical companies ViroPharma, Kos Pharmaceuticals, Inc. and Salix Pharmaceuticals Ltd., and diagnostic equipment companies Immucor, Inc. and Hologic.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



What changes were made to the portfolio during the period?

We maintained a neutral position relative to the economy in an overall sense, but shifted cyclical exposure on a sector level with an overweighting in the industrials sector and reductions in health care and financials. The combination of rising demand for industrial equipment and the resulting strong financial results made the sector more attractive to us, while the challenging environment for healthcare companies made that sector less desirable. Importantly, however, we follow a bottom-up approach to stock selection and the portfolio's composition largely reflects that strategy.


How would you characterize the Fund's position at the close of the period?

As of May 31, 2006, the portfolio's largest overweights compared to the benchmark were in the industrials, telecommunications services and consumer discretionary sectors. The largest underweights were in information technology, materials, consumer staples, financials and health care.

As profiled in the next column, on May 19, 2006, the Fund's management team changed. The new team continues the basic fundamental investment process that was responsible for the Fund's positive long-term performance record.
We employ fundamental bottom-up research to identify stocks of companies with above-average sustainable growth. We look to add value through stock selection, and do not rely on macroeconomic themes in constructing the portfolio. In general, sector positioning is a function of our bottom-up stock selection process and is, therefore, dependent on where we are finding individual opportunities within the small cap growth universe. This strategy has proven successful in varying market environments, and we will continue to search for the most attractive growth companies that we believe can deliver strong returns regardless of the overall market environment.


Neil Wagner
Portfolio Manager


June 13, 2006



The Fund's Investment Adviser has entered into a subadvisory agreement with BlackRock Advisors, Inc. ("BlackRock") under which BlackRock will provide certain subadvisory services to the Fund. The Fund does not currently pay a fee for these services. BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $452.7 billion in assets under management as of December 31, 2005.

As such, effective May 19, 2006, the Fund is managed by a team of investment professionals who participate in the research and stock selection process.
Neil Wagner, Andrew F. Thut and Eileen Leary are the team leaders and are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Wagner joined BlackRock in April 2002 and became a Managing Director thereof in January 2004. He heads a 10-person investment team focused on small- and mid-cap growth equities. Prior to joining BlackRock, Mr. Wagner worked at Massachusetts Financial Services ("MFS"), where he focused on small- and mid-cap equities. He joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998. Mr. Thut, Director at BlackRock, joined the firm in April 2002. He is a member of the small- and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. Prior to joining BlackRock, Mr. Thut had been an equity analyst on the small- and mid-cap growth team at MFS since 1998 and previously worked in the Technology Investment Banking Group at BT Alex Brown since 1995. Ms. Leary, CFA, Managing Director at BlackRock, joined BlackRock following the merger with State Street Research & Management ("SSRM") in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                        6-Month           12-Month       Since Inception
As of May 31, 2006                                    Total Return      Total Return       Total Return
ML Small Cap Growth Fund--Class A Shares*                +8.31%            +25.69%            +71.13%
ML Small Cap Growth Fund--Class B Shares*                +7.88             +24.73             +62.53
ML Small Cap Growth Fund--Class C Shares*                +7.89             +24.66             +62.39
ML Small Cap Growth Fund--Class I Shares*                +8.40             +25.92             +73.91
ML Small Cap Growth Fund--Class R Shares*                +8.20             +25.35             +70.03
Russell 2000 (R) Growth Index**                          +5.85             +18.22             +19.73

 * Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's since inception date is 10/29/99.

** This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Since inception total returns are from 10/29/99.

   Russell 2000 is a registered trademark of the Frank Russell Company.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Small Cap Growth Fund++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in Russell 2000 Growth Index++++. Values illustrated are as follows:


Merrill Lynch Small Cap Growth Fund++
Class A Shares*

Date                                             Value

10/29/1999**                                   $ 9,475.00
May 2000                                       $12,431.00
May 2001                                       $11,082.00
May 2002                                       $10,015.00
May 2003                                       $ 9,555.00
May 2004                                       $11,625.00
May 2005                                       $12,901.00
May 2006                                       $16,215.00


Merrill Lynch Small Cap Growth Fund++
Class B Shares*

Date                                             Value

10/29/1999**                                   $10,000.00
May 2000                                       $13,060.00
May 2001                                       $11,557.00
May 2002                                       $10,359.00
May 2003                                       $ 9,809.00
May 2004                                       $11,843.00
May 2005                                       $13,031.00
May 2006                                       $16,253.00


Merrill Lynch Small Cap Growth Fund++
Class C Shares*

Date                                             Value

10/29/1999**                                   $10,000.00
May 2000                                       $13,060.00
May 2001                                       $11,552.00
May 2002                                       $10,353.00
May 2003                                       $ 9,803.00
May 2004                                       $11,827.00
May 2005                                       $13,027.00
May 2006                                       $16,239.00


Merrill Lynch Small Cap Growth Fund++
Class I Shares*

Date                                             Value

10/29/1999**                                   $10,000.00
May 2000                                       $13,140.00
May 2001                                       $11,745.00
May 2002                                       $10,640.00
May 2003                                       $10,176.00
May 2004                                       $12,408.00
May 2005                                       $13,811.00
May 2006                                       $17,391.00


Merrill Lynch Small Cap Growth Fund++
Class R Shares*

Date                                             Value

10/29/1999**                                   $10,000.00
May 2000                                       $13,102.00
May 2001                                       $11,652.00
May 2002                                       $10,503.00
May 2003                                       $10,036.00
May 2004                                       $12,254.00
May 2005                                       $13,564.00
May 2006                                       $17,003.00


Russell 2000 Growth Index++++

Date                                             Value

10/29/1999**                                   $10,000.00
May 2000                                       $11,660.00
May 2001                                       $ 9,825.00
May 2002                                       $ 8,271.00
May 2003                                       $ 7,477.00
May 2004                                       $ 9,703.00
May 2005                                       $10,128.00
May 2006                                       $11,973.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests all of its assets in Merrill Lynch Master Small Cap
     Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

++++ This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Past performance is not indicative of future results.



Average Annual Total Return


                                     Return Without     Return With
                                      Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/06                   +25.69%          +19.09%
Five Years Ended 5/31/06                 + 7.91           + 6.75
Inception (10/29/99)
through 5/31/06                           +8.50           + 7.61



                                         Return            Return
                                      Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 5/31/06                   +24.73%          +20.73%
Five Years Ended 5/31/06                 + 7.06           + 6.75
Inception (10/29/99)
through 5/31/06                          + 7.65           + 7.65



                                         Return            Return
                                      Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 5/31/06                   +24.66%          +23.66%
Five Years Ended 5/31/06                 + 7.05           + 7.05
Inception (10/29/99)
through 5/31/06                          + 7.64           + 7.64



Class I Shares                                             Return

One Year Ended 5/31/06                                    +25.92%
Five Years Ended 5/31/06                                  + 8.17
Inception (10/29/99) through 5/31/06                      + 8.76



Class R Shares                                             Return

One Year Ended 5/31/06                                    +25.35%
Five Years Ended 5/31/06                                  + 7.85
Inception (10/29/99) through 5/31/06                      + 8.39

     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2005 and held through May 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                              Expenses Paid
                                                          Beginning            Ending       During the Period*
                                                        Account Value      Account Value     December 1, 2005
                                                         December 1,          May 31,          to May 31,
                                                             2005               2006               2006
Actual

Class A                                                     $1,000           $1,083.10            $ 7.63
Class B                                                     $1,000           $1,078.80            $11.61
Class C                                                     $1,000           $1,078.90            $11.71
Class I                                                     $1,000           $1,084.00            $ 6.29
Class R                                                     $1,000           $1,082.00            $ 8.93

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,017.57            $ 7.39
Class B                                                     $1,000           $1,013.73            $11.25
Class C                                                     $1,000           $1,013.63            $11.35
Class I                                                     $1,000           $1,018.87            $ 6.09
Class R                                                     $1,000           $1,016.32            $ 8.65

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.47% for Class A, 2.24% for Class B, 2.26% for Class C, 1.21% for Class I and 1.72% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Statement of Assets and Liabilities                                                           Merrill Lynch Small Cap Growth Fund

As of May 31, 2006
Assets

       Investment in Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio"),
       at value (identified cost--$382,685,062)                                                                   $   481,934,435
       Prepaid expenses                                                                                                    35,324
                                                                                                                  ---------------
       Total assets                                                                                                   481,969,759
                                                                                                                  ---------------

Liabilities

       Payables:
           Distributor                                                                         $       178,789
           Other affiliates                                                                            163,775
           Administrator                                                                                69,989            412,553
                                                                                               ---------------
       Accrued expenses                                                                                                    19,600
                                                                                                                  ---------------
       Total liabilities                                                                                                  432,153
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   481,537,606
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                            $           994
       Class B Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                        490
       Class C Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                        513
       Class I Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                      1,067
       Class R Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                         75
       Paid-in capital in excess of par                                                                               368,059,853
       Undistributed realized capital gains allocated from the Portfolio--net                  $    14,225,241
       Unrealized appreciation allocated from the Portfolio--net                                    99,249,373
                                                                                               ---------------
       Total accumulated earnings--net                                                                                113,474,614
                                                                                                                  ---------------
       Net Assets                                                                                                 $   481,537,606
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $154,179,170 and 9,942,412 shares outstanding                              $         15.51
                                                                                                                  ===============
       Class B--Based on net assets of $72,350,497 and 4,895,103 shares outstanding                               $         14.78
                                                                                                                  ===============
       Class C--Based on net assets of $75,677,511 and 5,126,940 shares outstanding                               $         14.76
                                                                                                                  ===============
       Class I--Based on net assets of $167,906,978 and 10,665,351 shares outstanding                             $         15.74
                                                                                                                  ===============
       Class R--Based on net assets of $11,423,450 and 752,772 shares outstanding                                 $         15.18
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Statement of Operations                                                                       Merrill Lynch Small Cap Growth Fund

For the Year Ended May 31, 2006
Investment Loss

       Net investment loss allocated from the Portfolio:
           Dividends                                                                                              $       669,126
           Interest from affiliates                                                                                       462,303
           Securities lending--net                                                                                         74,771
           Expenses                                                                                                   (3,234,675)
                                                                                                                  ---------------
       Total loss                                                                                                     (2,028,475)
                                                                                                                  ---------------

Expenses

       Administration fees                                                                     $       835,116
       Account maintenance and distribution fees--Class B                                              701,863
       Account maintenance and distribution fees--Class C                                              597,778
       Account maintenance fees--Class A                                                               333,790
       Transfer agent fees--Class I                                                                    286,124
       Transfer agent fees--Class A                                                                    258,535
       Transfer agent fees--Class B                                                                    156,255
       Transfer agent fees--Class C                                                                    143,294
       Printing and shareholder reports                                                                 87,722
       Registration fees                                                                                85,170
       Account maintenance and distribution fees--Class R                                               30,807
       Professional fees                                                                                30,605
       Transfer agent fees--Class R                                                                     11,951
       Other                                                                                            12,868
                                                                                               ---------------
       Total expenses                                                                                                   3,571,878
                                                                                                                  ---------------
       Investment loss--net                                                                                           (5,600,353)
                                                                                                                  ---------------

Realized & Unrealized Gain Allocated from the Portfolio--Net

       Realized gain on investments--net                                                                               61,110,407
       Change in unrealized appreciation on investments--net                                                           31,280,519
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                         92,390,926
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    86,790,573
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Statements of Changes in Net Assets                                                           Merrill Lynch Small Cap Growth Fund

                                                                                                    For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                    2006               2005
Operations

       Investment loss--net                                                                    $   (5,600,353)    $   (4,454,466)
       Realized gain--net                                                                           61,110,407         18,006,096
       Change in unrealized appreciation--net                                                       31,280,519         19,836,377
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         86,790,573         33,388,007
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                           45,763,634         15,723,789
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   1,532              1,405
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                132,555,739         49,113,201
       Beginning of year                                                                           348,981,867        299,868,666
                                                                                               ---------------    ---------------
       End of year                                                                             $   481,537,606    $   348,981,867
                                                                                               ===============    ===============

       See Notes to Financial Statements.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Financial Highlights                                                                          Merrill Lynch Small Cap Growth Fund

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                   For the Year Ended May 31,                     For the Year Ended May 31,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning of
year                              $  12.34  $  11.12 $   9.14  $   9.58 $  10.60   $  11.85  $  10.77 $   8.92 $   9.42  $  10.51
                                  ----------------------------------------------   ----------------------------------------------
Investment loss--net***               (.17)    (.14)    (.13)     (.10)    (.13)      (.27)     (.23)    (.21)    (.16)     (.20)
Realized and unrealized gain
(loss)--net                          3.34**   1.36**     2.11     (.34)    (.89)     3.20**    1.31**     2.06    (.34)     (.89)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations       3.17     1.22     1.98     (.44)   (1.02)       2.93      1.08     1.85    (.50)    (1.09)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $  15.51  $  12.34 $  11.12  $   9.14 $   9.58   $  14.78  $  11.85 $  10.77 $   8.92  $   9.42
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value per share   25.69%   10.97%   21.66%   (4.59%)  (9.62%)     24.73%    10.03%   20.74%  (5.31%)  (10.37%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets++

Expenses                              1.47%    1.50%    1.49%     1.57%    1.54%      2.25%     2.28%    2.26%    2.35%     2.30%
                                  ==============================================   ==============================================
Investment loss--net                (1.18%)  (1.20%)  (1.24%)   (1.28%)  (1.22%)    (1.96%)   (1.98%)  (2.01%)  (2.06%)   (1.98%)
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $154,179  $114,558 $ 97,389  $ 70,577 $ 59,574   $ 72,350  $ 62,827 $ 68,754 $ 60,835  $ 85,096
                                  ==============================================   ==============================================
Portfolio turnover of the
Portfolio                           101.49%  129.38%  148.58%    76.45%  102.99%    101.49%   129.38%  148.58%   76.45%   102.99%
                                  ==============================================   ==============================================

    * Total investment returns exclude the effect of sales charges.

   ** Includes a redemption fee, which is less than $.01 per share.

  *** Based on average shares outstanding.

   ++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment loss--net.

      See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Financial Highlights (continued)                                                              Merrill Lynch Small Cap Growth Fund

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                   For the Year Ended May 31,                     For the Year Ended May 31,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning of
year                              $  11.84  $  10.75 $   8.91  $   9.41 $  10.50   $  12.50  $  11.23 $   9.21 $   9.63  $  10.63
                                  ----------------------------------------------   ----------------------------------------------
Investment loss--net***               (.28)    (.23)    (.21)     (.16)    (.20)      (.14)     (.11)    (.11)    (.08)     (.10)
Realized and unrealized gain
(loss)--net                          3.20**   1.32**     2.05     (.34)    (.89)     3.38**    1.38**     2.13    (.34)     (.90)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations       2.92     1.09     1.84     (.50)   (1.09)       3.24      1.27     2.02    (.42)    (1.00)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $  14.76  $  11.84 $  10.75  $   8.91 $   9.41   $  15.74  $  12.50 $  11.23 $   9.21  $   9.63
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value per share   24.66%   10.14%   20.65%   (5.31%) (10.38%)     25.92%    11.31%   21.93%  (4.36%)   (9.41%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets++

Expenses                              2.27%    2.30%    2.27%     2.37%    2.31%      1.22%     1.25%    1.23%    1.32%     1.29%
                                  ==============================================   ==============================================
Investment loss--net                (1.98%)  (1.99%)  (2.02%)   (2.07%)  (1.99%)     (.93%)    (.95%)   (.99%)  (1.03%)    (.97%)
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $ 75,678  $ 43,839 $ 36,478  $ 34,195 $ 46,707   $167,907  $125,301 $ 96,893 $ 57,886  $ 49,497
                                  ==============================================   ==============================================
Portfolio turnover of the
Portfolio                           101.49%  129.38%  148.58%    76.45%  102.99%    101.49%   129.38%  148.58%   76.45%   102.99%
                                  ==============================================   ==============================================

    * Total investment returns exclude the effect of sales charges. Effective December 28, 2005,
      Class I Shares are no longer subject to any front-end sales charge.

   ** Includes a redemption fee, which is less than $.01 per share.

  *** Based on average shares outstanding.

   ++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment loss--net.

      See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Financial Highlights (concluded)                                                              Merrill Lynch Small Cap Growth Fund
                                                                                                  Class R

                                                                                                                 For the Period
                                                                                                               Feb. 4, 2003++++++
The following per share data and ratios have been derived                        For the Year Ended May 31,        to May 31,
from information provided in the financial statements.                        2006          2005           2004       2003
Per Share Operating Performance

       Net asset value, beginning of period                             $      12.11   $      10.94   $       8.96   $       7.54
                                                                        ------------   ------------   ------------   ------------
       Investment loss--net**                                                  (.21)          (.17)          (.16)          (.01)
       Realized and unrealized gain--net                                       3.28*          1.34*           2.14           1.43
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                         3.07           1.17           1.98           1.42
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      15.18   $      12.11   $      10.94   $       8.96
                                                                        ============   ============   ============   ============

Total Investment Return*

       Based on net asset value per share                                     25.35%         10.69%         22.10%    18.83%+++++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets++

       Expenses                                                                1.72%          1.76%          1.74%       1.81%+++
                                                                        ============   ============   ============   ============
       Investment loss--net                                                  (1.43%)        (1.44%)        (1.50%)     (1.54%)+++
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $     11,423   $      2,457    $       354         --++++
                                                                        ============   ============   ============   ============
       Portfolio turnover of the Portfolio                                   101.49%        129.38%        148.58%         76.45%
                                                                        ============   ============   ============   ============

         * Includes a redemption fee, which is less than $.01 per share.

        ** Based on average shares outstanding.

        ++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment loss--net.

      ++++ Amount is less than $1,000.

    ++++++ Commencement of operations.

       +++ Annualized.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Notes to Financial Statements               Merrill Lynch Small Cap Growth Fund


1. Significant Accounting Policies:
Merrill Lynch Small Cap Growth Fund (the "Fund") is a series of Mercury Funds, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at May 31, 2006 was 100%. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors.
Class R Shares are sold to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $5,600,353 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to net operating losses. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Notes to Financial Statements (continued)   Merrill Lynch Small Cap Growth Fund


The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                     $ 68,146          $ 146,880
Class I                                     $ 17,128          $      30


For the year ended May 31, 2006, MLPF&S received contingent deferred sales charges of $62,863 and $8,014 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $45,763,634 and $15,723,789 for the years ended May 31, 2006 and May 31, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                2,770,780    $    41,003,802
Automatic conversion of shares               137,178          2,055,621
                                     ---------------    ---------------
Total issued                               2,907,958         43,059,423
Shares redeemed                          (2,248,778)       (31,711,566)
                                     ---------------    ---------------
Net increase                                 659,180    $    11,347,857
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                3,073,196    $    35,763,235
Automatic conversion of shares                68,223            771,541
                                     ---------------    ---------------
Total issued                               3,141,419         36,534,776
Shares redeemed                          (2,617,049)       (31,208,096)
                                     ---------------    ---------------
Net increase                                 524,370    $     5,326,680
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                1,686,825    $    24,034,908
                                     ---------------    ---------------
Automatic conversion of shares             (143,492)        (2,055,621)
Shares redeemed                          (1,948,383)       (27,303,552)
                                     ---------------    ---------------
Total redeemed                           (2,091,875)       (29,359,173)
                                     ---------------    ---------------
Net decrease                               (405,050)    $   (5,324,265)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                1,271,262    $    14,395,611
                                     ---------------    ---------------
Automatic conversion of shares              (70,650)          (771,541)
Shares redeemed                          (2,287,154)       (25,956,624)
                                     ---------------    ---------------
Total redeemed                           (2,357,804)       (26,728,165)
                                     ---------------    ---------------
Net decrease                             (1,086,542)    $  (12,332,554)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                2,444,976    $    34,720,133
Shares redeemed                          (1,020,681)       (14,337,558)
                                     ---------------    ---------------
Net increase                               1,424,295    $    20,382,575
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                1,546,409    $    17,422,552
Shares redeemed                          (1,235,721)       (13,847,178)
                                     ---------------    ---------------
Net increase                                 310,688    $     3,575,374
                                     ===============    ===============



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Notes to Financial Statements (concluded)   Merrill Lynch Small Cap Growth Fund



Class I Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                3,725,837    $    58,400,821
Shares redeemed                          (3,086,978)       (47,149,022)
                                     ---------------    ---------------
Net increase                                 638,859    $    11,251,799
                                     ===============    ===============


Class I Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                3,859,358    $    46,436,911
Shares redeemed                          (2,459,356)       (29,312,779)
                                     ---------------    ---------------
Net increase                               1,400,002    $    17,124,132
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                  784,101    $    11,588,662
Shares redeemed                            (234,308)        (3,482,994)
                                     ---------------    ---------------
Net increase                                 549,793    $     8,105,668
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  242,020    $     2,879,764
Shares redeemed                             (71,452)          (849,607)
                                     ---------------    ---------------
Net increase                                 170,568    $     2,030,157
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


4. Distributions to Shareholders:
As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income-net                       $            --
Undistributed long-term capital gains--net                   14,741,577
                                                        ---------------
Total undistributed earnings--net                            14,741,577
Capital loss carryforward                                            --
Unrealized gains--net                                       98,733,037*
                                                        ---------------
Total accumulated earnings--net                         $   113,474,614
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gain is attributable primarily to the tax deferral of losses on wash sales.



Report of Independent Registered Public Accounting Firm

                                            Merrill Lynch Small Cap Growth Fund


To the Shareholders and Board of Directors of Mercury Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Small Cap Growth Fund, one of the portfolios constituting Mercury Funds, Inc. ("Mercury"), as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Mercury's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2006



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Portfolio Information as of May 31, 2006

                                Merrill Lynch Master Small Cap Growth Portfolio



                                               Percent of
Ten Largest Holdings                           Net Assets

Gardner Denver, Inc.                               1.6%
SBA Communications Corp. Class A                   1.6
Mobile Mini, Inc.                                  1.6
Scientific Games Corp. Class A                     1.5
WebEx Communications, Inc.                         1.4
Life Time Fitness, Inc.                            1.4
Dril-Quip, Inc.                                    1.4
Eagle Materials, Inc.                              1.4
Redback Networks, Inc.                             1.3
Beacon Roofing Supply, Inc.                        1.3



                                               Percent of
                                                 Total
Sector Representation                         Investments

Information Technology                            23.6%
Industrials                                       18.3
Consumer Discretionary                            16.6
Health Care                                       15.2
Energy                                             9.9
Financials                                         6.4
Telecommunication Services                         2.6
Materials                                          2.5
Consumer Staples                                   0.6
Other*                                             4.3

 * Includes portfolio holdings in short-term investments.



                                               Percent of
Five Largest Industries                        Net Assets

Energy Equipment & Services                        8.6%
Hotels, Restaurants & Leisure                      8.6
Health Care Equipment & Supplies                   7.4
Commercial Services & Supplies                     7.0
Health Care Providers & Services                   6.0

   For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Schedule of Investments

                                Merrill Lynch Master Small Cap Growth Portfolio


                                                        Shares
Industry   Common Stocks                                  Held         Value

Aerospace & Defense--1.0%

           BE Aerospace, Inc. (a)                      213,200    $   4,726,644

Air Freight & Logistics--0.6%

           UTI Worldwide, Inc.                         113,400        3,087,882

Auto Components--1.3%

           LKQ Corp. (a)                               315,000        6,158,250

Capital Markets--2.6%

           Cohen & Steers, Inc.                        178,500        4,387,530
           GFI Group, Inc. (a)                          95,176        5,173,767
           Investment Technology Group, Inc. (a)        56,200        2,658,260
                                                                  -------------
                                                                     12,219,557

Commercial Banks--2.3%

           East-West Bancorp, Inc.                     106,700        4,262,665
           SVB Financial Group (a)(d)                   93,600        4,513,392
           Vineyard National Bancorp                    89,180        2,290,142
                                                                  -------------
                                                                     11,066,199
Commercial Services & Supplies--7.0%

           American Reprographics Co. (a)              162,000        5,616,540
           Corporate Executive Board Co.                41,500        4,221,380
           CoStar Group, Inc. (a)                       92,700        4,945,545
           DiamondCluster International, Inc.
             Class A (a)                                98,300          937,782
           Mobile Mini, Inc. (a)                       245,100        7,683,885
           Ritchie Bros. Auctioneers, Inc.              94,500        5,575,500
           Stericycle, Inc. (a)                         70,300        4,686,901
                                                                  -------------
                                                                     33,667,533

Communications Equipment--2.8%

           F5 Networks, Inc. (a)                        50,800        2,464,816
           Foundry Networks, Inc. (a)                  368,000        4,732,480
           Redback Networks, Inc. (a)                  266,497        6,366,613
                                                                  -------------
                                                                     13,563,909

Computers & Peripherals--1.0%

           Rackable Systems, Inc. (a)                  127,600        4,837,316

Construction Materials--1.4%

           Eagle Materials, Inc.                       136,300        6,641,899

Diversified Telecommunication Services--1.0%

           NeuStar, Inc. Class A (a)                   150,800        4,851,236

Electronic Equipment & Instruments--1.1%

           Novatel, Inc. (a)                           148,900        5,159,385

Energy Equipment & Services--8.6%

           Atwood Oceanics, Inc. (a)                    72,100        3,516,317
           Basic Energy Services, Inc. (a)             104,410        3,430,913
           Complete Production Services, Inc. (a)       49,300        1,180,735
           Dril-Quip, Inc. (a)                          85,100        6,699,923
           Helix Energy Solutions Group, Inc. (a)      136,600        4,843,836
           Hornbeck Offshore Services, Inc. (a)        115,700        4,095,780
           Mueller Water Products, Inc. (a)            152,700        2,638,656
           NS Group, Inc. (a)                          102,900        5,136,768
           Pioneer Drilling Co. (a)                    276,600        3,919,422
           Todco Class A                               139,100        6,144,047
                                                                  -------------
                                                                     41,606,397

Food & Staples Retailing--0.6%

           United Natural Foods, Inc. (a)               89,200        2,952,520



                                                        Shares
Industry   Common Stocks                                  Held         Value

Health Care Equipment & Supplies--7.4%

           Align Technology, Inc. (a)                   84,100    $     621,499
           ArthroCare Corp. (a)                        137,800        5,820,672
           Haemonetics Corp. (a)                       101,000        5,100,500
           Hologic, Inc. (a)                           107,400        4,241,226
           Kyphon, Inc. (a)                            120,400        4,778,676
           NeuroMetrix, Inc. (a)                       140,500        4,094,170
           NuVasive, Inc. (a)                          162,700        2,673,161
           Respironics, Inc. (a)                       137,000        4,660,740
           SonoSite, Inc. (a)                           96,800        3,560,304
                                                                  -------------
                                                                     35,550,948

Health Care Providers & Services--6.0%

           America Retirement Corp. (a)                189,400        6,100,574
           HealthExtras, Inc. (a)                      130,700        3,926,228
           Psychiatric Solutions, Inc.                 167,086        4,912,329
           Sierra Health Services, Inc. (a)            128,200        5,281,840
           VCA Antech, Inc. (a)                        132,100        3,978,852
           WellCare Health Plans, Inc. (a)              91,300        4,542,175
                                                                  -------------
                                                                     28,741,998

Hotels, Restaurants & Leisure--8.6%

           BJ's Restaurants, Inc. (a)                  159,700        4,257,602
           Life Time Fitness, Inc. (a)                 149,800        6,853,350
           Orient Express Hotels Ltd. 'A'              143,200        5,493,152
           Panera Bread Co. Class A (a)                 74,600        4,831,096
           Pinnacle Entertainment, Inc. (a)            188,700        5,840,265
           Scientific Games Corp. Class A (a)          195,900        7,469,667
           Station Casinos, Inc.                        52,900        3,861,700
           Texas Roadhouse, Inc. Class A (a)           201,400        2,741,054
                                                                  -------------
                                                                     41,347,886

IT Services--4.3%

           Euronet Worldwide, Inc. (a)                 161,400        5,653,842
           Global Payments, Inc.                       104,800        4,881,584
           SRA International, Inc. Class A (a)         123,400        3,882,164
           VeriFone Holdings, Inc. (a)                 199,300        6,305,852
                                                                  -------------
                                                                     20,723,442

Industrial Conglomerates--1.1%

           Walter Industries, Inc.                      94,200        5,478,672

Insurance--1.6%

           National Financial Partners Corp.            61,800        2,771,730
           ProAssurance Corp. (a)                      102,500        4,839,025
                                                                  -------------
                                                                      7,610,755

Internet & Catalog Retail--2.5%

           Coldwater Creek, Inc. (a)                   172,250        4,426,825
           NetFlix, Inc. (a)                           134,200        3,715,998
           VistaPrint Ltd. (a)                         119,834        3,795,143
                                                                  -------------
                                                                     11,937,966

Internet Software & Services--4.6%

           Digitas, Inc. (a)                            91,200        1,186,512
           Equinix, Inc. (a)                            96,600        5,629,848
           Homestore, Inc. (a)                         122,500          730,100
           j2 Global Communications, Inc. (a)          203,000        5,391,680
           WebEx Communications, Inc. (a)              210,500        6,914,925
           WebSideStory, Inc. (a)                      159,400        2,185,374
                                                                  -------------
                                                                     22,038,439



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Schedule of Investments (concluded)

                                Merrill Lynch Master Small Cap Growth Portfolio


                                                        Shares
Industry   Common Stocks                                  Held         Value

Life Sciences Tools & Services--1.2%

           Ventana Medical Systems Inc. (a)            117,000    $   5,552,820

Machinery--5.8%

           Actuant Corp. Class A                        95,900        5,660,977
           Bucyrus International, Inc.                  97,600        4,981,504
           Gardner Denver, Inc. (a)                    104,600        7,893,116
           Manitowoc Co.                               117,200        5,390,028
           Oshkosh Truck Corp.                          77,600        4,101,160
                                                                  -------------
                                                                     28,026,785

Media--0.2%

           CKX, Inc. (a)                                92,179        1,157,768

Metals & Mining--1.1%

           Oregon Steel Mills, Inc. (a)                113,500        5,326,555

Oil, Gas & Consumable Fuels--1.3%

           Range Resources Corp.                       241,900        6,265,210

Pharmaceuticals--0.7%

           New River Pharmaceuticals, Inc. (a)         113,500        3,348,250

Semiconductors & Semiconductor
Equipment--5.7%

           ATMI, Inc. (a)                              196,200        5,140,440
           Diodes, Inc. (a)                            121,000        4,308,810
           Microsemi Corp.                             214,600        5,146,108
           Silicon Laboratories, Inc. (a)               71,200        2,777,512
           Sirf Technology Holdings, Inc. (a)          169,600        4,970,976
           Trident Microsystems, Inc. (a)              238,500        5,266,080
                                                                  -------------
                                                                     27,609,926

Software--4.1%

           Blackboard, Inc. (a)                        171,900        4,551,912
           Concur Technologies, Inc. (a)               215,100        3,241,557
           Salesforce.com, Inc. (a)                    107,300        3,166,423
           Talx Corp.                                  104,200        2,771,720
           Transaction Systems Architects, Inc.
             Class A (a)                                25,200          984,312



                                                        Shares
Industry   Common Stocks                                  Held         Value

Software (concluded)

           Ultimate Software Group, Inc. (a)           228,500    $   5,184,665
                                                                  -------------
                                                                     19,900,589

Specialty Retail--4.1%

           AnnTaylor Stores Corp. (a)                  158,800        6,107,448
           The Children's Place Retail Stores,
             Inc. (a)                                   93,700        5,450,529
           Hibbett Sporting Goods, Inc. (a)            154,650        3,999,249
           Men's Wearhouse, Inc.                       125,200        4,240,524
                                                                  -------------
                                                                     19,797,750

Trading Companies & Distributors--2.7%

           Beacon Roofing Supply, Inc. (a)             167,820        6,326,814
           H&E Equipment Services, Inc. (a)             78,500        2,335,375
           Watsco, Inc.                                 81,200        4,548,012
                                                                  -------------
                                                                     13,210,201

Wireless Telecommunication Services--1.6%

           SBA Communications Corp. Class A (a)        342,182        7,832,546

           Total Common Stocks
           (Cost--$362,747,860)--95.9%                              461,997,233




                                                          Face
           Short-Term Securities                        Amount

Time Deposit--4.3%

           Brown Brothers Harriman & Co.,
             4.36% due 6/01/2006                  $ 20,974,585       20,974,585

           Total Short-Term Securities
           (Cost--$20,974,585)--4.3%                                 20,974,585

Total Investments (Cost--$383,722,445*)--100.2%                     482,971,818
Liabilities in Excess of Other Assets--(0.2%)                       (1,037,383)
                                                                  -------------
Net Assets--100.0%                                                $ 481,934,435
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $     384,238,781
                                                  =================
    Gross unrealized appreciation                 $     105,786,788
    Gross unrealized depreciation                       (7,053,751)
                                                  -----------------
    Net unrealized appreciation                   $      98,733,037
                                                  =================


(a) Non-income producing security.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity         Income

    Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                    $(16,763,317)    $ 440,456
    Merrill Lynch Liquidity Series, LLC
      Money Market Series                    $(18,488,325)    $  74,771


    See Notes to Financial Statements.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Statement of Assets and Liabilities                                               Merrill Lynch Master Small Cap Growth Portfolio

As of May 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$383,722,445)                           $   482,971,818
       Cash                                                                                                                20,521
       Receivables:
           Securities sold                                                                     $     1,881,914
           Contributions                                                                             1,385,063
           Interest                                                                                     50,909
           Dividends                                                                                    47,151
           Securities lending                                                                           20,019          3,385,056
                                                                                               ---------------
       Prepaid expenses                                                                                                     4,381
                                                                                                                  ---------------
       Total assets                                                                                                   486,381,776
                                                                                                                  ---------------

Liabilities

       Payables:
           Securities purchased                                                                      3,449,000
           Withdrawals                                                                                 685,215
           Investment adviser                                                                          245,073
           Other affiliates                                                                              4,212          4,383,500
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              63,841
                                                                                                                  ---------------
       Total liabilities                                                                                                4,447,341
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   481,934,435
                                                                                                                  ===============

Net Assets Consist of

       Investor's capital                                                                                         $   382,685,062
       Unrealized appreciation--net                                                                                    99,249,373
                                                                                                                  ---------------
       Net Assets                                                                                                 $   481,934,435
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Statement of Operations                                                           Merrill Lynch Master Small Cap Growth Portfolio

For the Year Ended May 31, 2006
Investment Income

       Dividends (net of $8,008 foreign withholding tax)                                                          $       669,126
       Interest (including $440,456 from affiliates)                                                                      462,303
       Securities lending--net                                                                                             74,771
                                                                                                                  ---------------
       Total income                                                                                                     1,206,200
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,924,463
       Accounting services                                                                             170,565
       Custodian fees                                                                                   52,777
       Trustees' fees and expenses                                                                      35,854
       Professional fees                                                                                34,980
       Printing and shareholder reports                                                                  1,659
       Pricing fees                                                                                      1,176
       Other                                                                                            13,201
                                                                                               ---------------
       Total expenses                                                                                                   3,234,675
                                                                                                                  ---------------
       Investment loss--net                                                                                           (2,028,475)
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

       Realized gain on investments--net                                                                               61,110,407
       Change in unrealized appreciation on investments--net                                                           31,280,519
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                         92,390,926
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    90,362,451
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Statements of Changes in Net Assets                                               Merrill Lynch Master Small Cap Growth Portfolio

                                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                     2006               2005
Operations

       Investment loss--net                                                                    $   (2,028,475)    $   (1,565,813)
       Realized gain--net                                                                           61,110,407         18,006,096
       Change in unrealized appreciation--net                                                       31,280,519         19,836,377
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         90,362,451         36,276,660
                                                                                               ---------------    ---------------

Capital Share Transactions

       Proceeds from contributions                                                                 169,748,327        116,898,073
       Fair value of withdrawals                                                                 (127,399,595)      (103,965,135)
                                                                                               ---------------    ---------------
       Net increase in net assets derived from capital share transactions                           42,348,732         12,932,938
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                132,711,183         49,209,598
       Beginning of year                                                                           349,223,252        300,013,654
                                                                                               ---------------    ---------------
       End of year                                                                             $   481,934,435    $   349,223,252
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Financial Highlights                                                              Merrill Lynch Master Small Cap Growth Portfolio


The following per share data and ratios have been derived                             For the Year Ended May 31,
from information provided in the financial statements.                2006         2005          2004         2003         2002
Total Investment Return

       Total investment return                                        26.39%        11.76%       22.37%      (3.59%)      (8.80%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .77%          .79%         .80%         .82%         .81%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                           (.49%)        (.48%)       (.55%)       (.53%)       (.49%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  481,934    $  349,223   $  300,014   $  223,626   $  241,135
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                            101.49%       129.38%      148.58%       76.45%      102.99%
                                                                  ==========    ==========   ==========   ==========   ==========

       See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Notes to Financial Statements

                                Merrill Lynch Master Small Cap Growth Portfolio



1. Significant Accounting Policies:
Merrill Lynch Master Small Cap Growth Portfolio (the "Portfolio") is a series of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Notes to Financial Statements (continued)

                                Merrill Lynch Master Small Cap Growth Portfolio


* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Notes to Financial Statements (concluded)

                                Merrill Lynch Master Small Cap Growth Portfolio


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .70% of the average daily value of the Portfolio's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of FAM, with respect to the Portfolio, pursuant to which MLIMIL may provide investment advisory services with respect to the Portfolio's assets. There was no increase in the aggregate fees paid by the Portfolio for these services.

In addition, effective May 19, 2006, the Fund's Investment Adviser entered into a subadvisory agreement with BlackRock Advisors, Inc. ("BlackRock"), under which BlackRock will provide certain subadvisory services to the Fund. The Fund does not pay a fee for these services.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the year ended May 31, 2006, MLIM, LLC received $32,985 in securities lending agent fees.

For the year ended May 31, 2006, the Portfolio reimbursed FAM $9,684 for certain accounting services.

In addition, MLPF&S received $50,007 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2006.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2006 were $444,725,017 and $413,561,113, respectively.


4. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2006.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Report of Independent Registered
Public Accounting Firm
                                Merrill Lynch Master Small Cap Growth Portfolio


To the Investor and Board of Trustees
of Mercury Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Master Small Cap
Growth Portfolio, one of the portfolios constituting Mercury Master Trust (the "Trust"), as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2006



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by each Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Directors of the Fund and the Board of Trustees of Mercury Master Trust considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust on behalf of its series, Merrill Lynch Master Small Cap Growth Portfolio, and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the shareholders of the Fund and Trust, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Boards, including the independent directors/trustees, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meetings. In addition, the independent directors/ trustees consulted with their counsel and counsel for the Fund and Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction.

The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund and Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of each Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Trust shareholders;

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that within the past year each Board performed a full annual review of the investment advisory agreement currently in effect for the Fund/Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act, and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund/Trust; and that the advisory and/or management fees paid by the Fund/Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors/trustees have considered relevant in the exercise of their reasonable judgment (each Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November
   2005); and

* that Merrill Lynch agreed to pay all expenses of the Fund and Trust in connection with each Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result neither the Fund nor Trust would bear costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and Trust's investment objectives, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to the agreement. These materials included



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


(a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with its most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors/trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the New Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and Trust, but also considered certain areas in which both the Investment Adviser and the Fund/Trust receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund or Trust.

Each Board was given information with respect to the potential benefits to the Fund and Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/ trustees determined that the nature and quality of services to be provided to the Fund/Trust under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Trust's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Trust under the New Investment Advisory Agreement.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. Each Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that the New Investment Advisory Agreement and administration agreement are substantially similar to the Current Investment Advisory Agreement and administration agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and Trust. Each Board noted that the Board expects to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and Trust appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement and administration agreement are substantially similar to the Current Investment Advisory Agreement and administration agreement in all material respects, including the rate of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the Current Investment Advisory Agreement. Each Board noted that in conjunction with the Board's most recent deliberations concerning the Current Investment Advisory Agreement, the Board had determined that the total fees for advisory and administrative services for the Fund and Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rates for advisory and administrative fees for the Fund/Trust would be no higher than current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors/trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Trust's portfolio transaction brokerage commissions. The directors also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--Each Board considered investment performance for the Fund and Trust. Each Board compared the performance of the Fund and Trust - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's and Trust's performance was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund and Trust.

Conclusion--After the independent directors of the Fund and independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by each Board

At the telephonic and in-person meetings held during April and May 2006 at which the Boards discussed and approved the New Investment Advisory Agreement, the Trust's Board, including the independent trustees, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that each Board deems it necessary and in the best interests of the Fund and Trust and their shareholders that the BlackRock Subadviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of each Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund or Trust expenses as a result of the Contingent Subadvisory Agreement.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006



In making its approval, each Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. Each Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund and Trust, and the BlackRock Subadviser would provide advisory services to the Trust under the Contingent Subadvisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund and Trust would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.



MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Officers and Directors/Trustees
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                                                                                               Fund Complex    Directorships
                        Position(s)  Length of                                                 Overseen by     Held by
                        Held with    Time                                                      Director/       Director/
Name, Address & Age     Fund/Trust   Served    Principal Occupation(s) During Past 5 Years     Trustee         Trustee
Interested Director


Robert C. Doll, Jr.*    President    2005 to   President of the MLIM/FAM-advised funds since   131 Funds       None
P.O. Box 9011           and          present   2005; President of MLIM and FAM since 2001;     177 Portfolios
Princeton,              Director/              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011           Trustee                to 2001 and Senior Vice President from 1999
Age: 51                                        to 2001; President and Director of Princeton
                                               Services, Inc. ("Princeton Services") since 2001;
                                               President of Princeton Administrators, L.P.
                                               ("Princeton Administrators") since 2001; Chief
                                               Investment Officer of OppenheimerFunds, Inc.
                                               in 1999 and Executive Vice President thereof
                                               from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust
   President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.



Independent Directors/Trustees*


David O. Beim**         Director/    1999 to   Professor of Finance and Economics at the       20 Funds        None
P.O. Box 9095           Trustee      present   Columbia University Graduate School of          26 Portfolios
Princeton,                                     Business since 1991; Chairman of Outward
NJ 08543-9095                                  Bound USA from 1997 to 2001; Chairman of
Age: 65                                        Wave Hill Inc., since 1990; Trustee of
                                               Phillips Exeter Academy from 2002 to present.


James T. Flynn          Director/    1999 to   Chief Financial Officer of JPMorgan & Co.,      20 Funds        None
P.O. Box 9095           Trustee      present   Inc. from 1990 to 1995 and an employee of       26 Portfolios
Princeton,                                     JPMorgan in various capacities from 1967
NJ 08543-9095                                  to 1995.
Age: 66


W. Carl Kester          Director/    1999 to   Mizuho Financial Group, Professor of Finance,   21 Funds        None
P.O. Box 9095           Trustee      present   Harvard Business School, Unit Head, Finance     27 Portfolios
Princeton,                                     since 2005; Senior Associate Dean and Chairman
NJ 08543-9095                                  of the MBA Program of Harvard Business School,
Age: 54                                        1999 to 2005, Member of the faculty of Harvard
                                               Business School since 1981; Independent
                                               Consultant since 1978.


Karen P. Robards***     Director/    1999 to   President of Robards & Company, a financial     20 Funds        None
P.O. Box 9095           Trustee      present   advisory firm since 1987; formerly an           26 Portfolios
Princeton,                                     investment banker with Morgan Stanley for more
NJ 08543-9095                                  than ten years; Director of Enable Medical Corp.
Age: 56                                        from 1996 to 2005; Director of AtriCure, Inc.
                                               since 2000; Director of the Cooke Center for
                                               Learning and Development, a not-for-profit
                                               organization, since 1987.


  * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Audit Committee.

*** Chair of the Board of Trustees.


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Officers and Directors/Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund/Trust   Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1999 to   Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
P.O. Box 9011           President    present   First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President
Princeton,              and                    and Treasurer of Princeton Services since 1999 and Director since 2004; Vice
NJ 08543-9011           Treasurer              President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004;
Age: 45                                        Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                               2004.


Jeffrey Hiller          Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present   and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                  Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                        Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Commission's Securities and Exchange Division of Enforcement in Washington, D.C.
                                               from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present   2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                     and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH SMALL CAP GROWTH FUND                                MAY 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and
           (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -
           Merrill Lynch Small Cap Growth Fund
                                   Fiscal Year Ending May 31, 2006 - $6,600
                                   Fiscal Year Ending May 31, 2005 - $6,500

           Merrill Lynch Master Small Cap Growth Portfolio
                                   Fiscal Year Ending May 31, 2006 - $32,500
                                   Fiscal Year Ending May 31, 2005 - $32,000

           (b) Audit-Related Fees -
           Merrill Lynch Small Cap Growth Fund
                                   Fiscal Year Ending May 31, 2006 - $0
                                   Fiscal Year Ending May 31, 2005 - $0

           Merrill Lynch Master Small Cap Growth Portfolio
                                   Fiscal Year Ending May 31, 2006 - $0
                                   Fiscal Year Ending May 31, 2005 - $0

           (c) Tax Fees -
           Merrill Lynch Small Cap Growth Fund
                                   Fiscal Year Ending May 31, 2006 - $6,000
                                   Fiscal Year Ending May 31, 2005 - $5,700

           Merrill Lynch Master Small Cap Growth Portfolio
                                   Fiscal Year Ending May 31, 2006 - $0
                                   Fiscal Year Ending May 31, 2005 - $0

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
           Merrill Lynch Small Cap Growth Fund
                                   Fiscal Year Ending May 31, 2006 - $0
                                   Fiscal Year Ending May 31, 2005 - $0

           Merrill Lynch Master Small Cap Growth Portfolio
                                   Fiscal Year Ending May 31, 2006 - $0
                                   Fiscal Year Ending May 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending May 31, 2006 - $3,124,717
               Fiscal Year Ending May 31, 2005 - $9,030,943

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
       Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


Date: July 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
       Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


Date: July 21, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and
       Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust


Date: July 21, 2006